UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2009

CULLEN AGRICULTURAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53806	27-0863248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Barnett Shoals Road, Watkinsville, GA	30677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 614-4931

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 23, 2009, Cullen Agricultural Holding Corp. (the “Company”) issued a press release announcing that the trading symbols for its common stock and warrants on the Over-the-Counter Bulletin Board will be CAGZ and CAGZW, respectively.  CAH’s securities ceased trading on the NYSE Amex upon consummation of the recently completed business combination with Triplecrown Acquisition Corp. and Cullen Agricultural Technologies Inc. The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated October 23, 2009, announcing CAH’s new stock symbols.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2009
CULLEN AGRICULTURAL HOLDING CORP.

By:	/s/ Eric J. Watson
Name: Eric J. Watson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 23, 2009, announcing CAH’s new stock symbols.